UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2743

DWS Strategic Income Fund

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

OCTOBER 31, 2007

Annual Report
to Shareholders

DWS Strategic Income Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Additionally, investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities and emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2007

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 are 1.11%, 1.92% and 1.83% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/07
DWS Strategic Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	7.01%	6.61%	10.07%	5.51%
Class B	6.37%	5.77%	9.18%	4.58%
Class C	6.16%	5.70%	9.17%	4.71%
Lehman Brothers US Government/Credit Index+	5.37%	3.67%	4.55%	5.95%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/07	$ 4.70	$ 4.71	$ 4.73
10/31/06	$ 4.68	$ 4.68	$ 4.71
Distribution Information: Twelve Months as of 10/31/07: Income Dividends	$ .28	$ .24	$ .24
Capital Gain Distributions	$ .02	$ .02	$ .02
October Income Dividend	$ .0223	$ .0190	$ .0194
SEC 30-day Yield as of 10/31/07++	5.03%	4.86%	4.48%
Current Annualized Distribution Rate as of 10/31/07++	5.69%	4.84%	4.92%
++ The SEC yield is net investment income per share earned over the month ended October 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — Multi-Sector Income Funds as of 10/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	50	of	123	41
3-Year	21	of	103	20
5-Year	20	of	87	23
10-Year	28	of	56	50

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Strategic Income Fund — Class A [] Lehman Brothers US Government/Credit Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/07
DWS Strategic Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,220	$11,571	$15,431	$16,326
	Average annual total return	2.20%	4.98%	9.06%	5.02%
Class B	Growth of $10,000	$10,337	$11,635	$15,414	$15,643
	Average annual total return	3.37%	5.18%	9.04%	4.58%
Class C	Growth of $10,000	$10,616	$11,811	$15,508	$15,839
	Average annual total return	6.16%	5.70%	9.17%	4.71%
Lehman Brothers US Government/Credit Index+	Growth of $10,000	$10,537	$11,142	$12,489	$17,830
	Average annual total return	5.37%	3.67%	4.55%	5.95%

The growth of $10,000 is cumulative.

+ The Lehman Brothers US Government/Credit Index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 is 0.95% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 10/31/07
DWS Strategic Income Fund	1 Year	Life of Class*
Class S	7.25%	5.91%
Lehman Brothers US Government/Credit Index+	5.37%	3.77%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S commenced operations on February 1, 2005. Index returns began on January 31, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/07	$ 4.70
10/31/06	$ 4.68
Distribution Information: Twelve Months as of 10/31/07: Income Dividends	$ .29
Capital Gain Distributions	$ .02
October Income Dividend	$ .0233
SEC 30-day Yield as of 10/31/07++	5.45%
Current Annualized Distribution Rate as of 10/31/07++	5.95%
++ The SEC yield is net investment income per share earned over the month ended October 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 5.29% had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 5.79% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Multi-Sector Income Funds as of 10/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	46	of	123	38

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Strategic Income Fund — Class S [] Lehman Brothers US Government/Credit Index+

Comparative Results as of 10/31/07
DWS Strategic Income Fund		1 Year	Life of Class*
Class S	Growth of $10,000	$10,725	$11,707
	Average annual total return	7.25%	5.91%
Lehman Brothers US Government/Credit Index+	Growth of $10,000	$10,537	$11,072
	Average annual total return	5.37%	3.77%

The growth of $10,000 is cumulative.

* Class S commenced operations on February 1, 2005. Index returns began on January 31, 2005.
+ The Lehman Brothers US Government/Credit Index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2007 to October 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/07	$ 1,025.20	$ 1,023.10	$ 1,021.30	$ 1,026.40
Expenses Paid per $1,000*	$ 5.31	$ 8.92	$ 9.22	$ 4.65
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/07	$ 1,019.96	$ 1,016.38	$ 1,016.08	$ 1,020.62
Expenses Paid per $1,000*	$ 5.30	$ 8.89	$ 9.20	$ 4.63
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Strategic Income Fund	1.04%	1.75%	1.81%	.91%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Strategic Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Strategic Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Gary Sullivan, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund

Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

Joined the fund in 2005.

BIS, University of Minnesota.

Matthew F. MacDonald

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

BA, Harvard University; MBA, University of Chicago Graduate School of Business.

Thomas Picciochi

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Senior portfolio manager for Quantitative Strategies: New York.

Joined Deutsche Asset Management in1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

Joined the fund in 2007.

BA and MBA, University of Miami.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio manager of the fund.

Joined Deutsche Asset Management in1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

Global Head of Quantitative Strategies Portfolio Management: New York.

Joined the fund in 2007.

BS, The Wharton School, University of Pennsylvania.

In the following interview, Portfolio Managers Bill Chepolis and Gary Sullivan discuss market conditions and DWS Strategic Income Fund's investment strategy during the annual period ended October 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the bond market perform during the 12-month reporting period?

A: The past year can be divided into two distinct periods — the first covering the interval from the beginning of November through the end of June; the second consisting of July through October. The first phase was characterized by continued strength in the global economy, rate increases from central banks worldwide, and a strong appetite for risk among investors. This backdrop resulted in underperformance for the sovereign bonds of the developed nations and substantial outperformance for high-yield bonds and emerging-markets debt.

This environment changed rapidly during the summer, setting the stage for an entirely different set of results within the bond market. The catalyst for this shift was US housing market weakness and the rapid rise in defaults in the subprime segment of the US mortgage market. Investors rapidly re-priced the risk in securities tied to subprime mortgages, causing the value of these investments to collapse. This development, in turn, caused risk aversion to soar and prompted investors to hoard cash. The resulting credit crunch sparked a "flight to quality" in which investors sold higher-risk securities — such as high-yield and emerging-markets debt — and moved their money into government bonds, reversing the performance trends that characterized the first eight months of the reporting period.

These events prompted aggressive action from global central banks, which stepped in to inject additional liquidity into the financial system in order to restore confidence. Most prominent among the central bank moves was the US Federal Reserve Board's (the Fed's) decision to cut its discount rate — or the rate at which banks lend to one another — by a full percentage point, along with its reduction of the benchmark federal funds rate by a half-point. Investors quickly regained confidence as a result, leading to a rally in high-yield and emerging debt and reversing the flight to quality that occurred in the summer. While the higher-risk segments of the bond market recovered a great deal of lost ground in this rebound, the market environment remained characterized by a higher level of uncertainty and a heightened focus on risk among investors.

Q: How did the fund perform over the annual period?

A: The total return of the fund's Class A shares for the twelve months ended October 31, 2007 was 7.01%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

The fund outperformed both the 5.37% return of its benchmark, the Lehman Brothers US Government/Credit Index and the 6.49% average return of the 123 funds in its Lipper peer group, Multi-Sector Income Funds.1,2 The fund has also outpaced both its benchmark and peer group over the three- and five-year periods.

1 The Lehman Brothers US Government/Credit Index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Multi-Sector Income Funds category includes funds that seek current income by allocating assets among several different fixed-income securities (with no more than 65% in any one sector except for defensive purposes), including US government and foreign governments, with a significant portion of assets in securities rated below investment grade. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.

Q: Please discuss the fund's performance and positioning in high-yield.

A: The fund was overweight in high-yield bonds through the first half of the period. This was a positive for returns given the outperformance of the asset class.3 During the spring, we opted to reduce the fund's weighting in high-yield bonds to neutral given that yield spreads had moved to historically low levels.4 Given the subsequent downturn in the sector, this move proved well timed. As of the close of the reporting period, 33.8% of the portfolio was invested in high-yield bonds.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
4 The yield spread is the difference in yield between emerging-markets bonds and Treasuries, the latter of which is seen to be free of credit risk. Narrow spreads are a sign of positive performance, wider spreads indicate negative performance.

Individual security selection was the primary driver of returns in this portion of the fund. A notable contribution to performance came from an underweight in housing/real estate development issues, an area of the market that underperformed. Specific contributors in this sector included our decisions to underweight Realogy Corp. and hold no exposure in Technical Olympic USA. Also aiding performance was the fund's position in Doral Financial Corp.*, a mortgage banker based in Puerto Rico, as well as our lack of exposure to Delphi Corp., which lagged the benchmark. Telenet, a cable operator based in the Netherlands, added to returns due to the company's decision to make a tender offer — at a premium — for its outstanding debt. Other top contributors include Resorts International Ltd., whose bonds were called at a premium; the cable company IESY;* the aluminum rolled products producer Novelis, Inc., whose bonds we elected to sell at a gain after the company was purchased by the Indian metals company Hindalco; and XM Satellite Radio, Inc.

Key detractors included a position in Alliance Mortgage, a mortgage originator that filed for Chapter 11 bankruptcy due to a lack of bank funding, as well as an overweight in the home builder K. Hovanian Enterprises, Inc.*, whose bonds lost ground amid concerns about the US housing market. In addition, the fund was hurt by holding no positions in bonds issued by Adelphia, Calpine and Federal Mogul Corp., all of which outperformed. An underweight in Freeport-McMoRan Copper & Gold, Inc., whose finances gained a boost from the rising price of copper, was also a notable detractor.

* As of October 31, 2007, the positions were sold.

Q: How is the fund positioned in the emerging markets?

A: The fund remains overweight in emerging-markets bonds, where we believe fundamentals remain strong. This overweight added value over the majority of the period, but it detracted from returns during the July-August downturn. While further bouts of volatility related to credit concerns in developed markets cannot be ruled out, we continue to believe that a moderate slowdown in the US economy should have a limited impact on the emerging markets. The reason for this is that the global economy continues to decouple from the United States due largely to the continued vibrant growth in China. As of the end of the annual period, the fund held no position in some of the more volatile countries in the asset class — such as Lebanon, Iraq and Pakistan — in favor of more stable credits. We continue to have a positive outlook on Brazil and have a large overweight position in that country. Overall, 18.3% of the portfolio was invested in emerging-markets bonds as of October 31, 2007.

Q: How has the fund been positioned in the developed markets?

A: In the United States, our primary emphasis has been on Treasuries. This reflects our decision to give up yield in favor of enhanced portfolio diversification. This was also a reflection of historically tight yield compensation for purchasing investments which were not US government guaranteed. With the recent widening in spreads we have sought to add yield in the form of CMBS (commercial mortgage backed securities) and some corporate bonds. We have added to the fund's position in the United States in recent months, redeploying a portion of the assets that had previously been invested in the developed international markets. At the close of the period, 28% of the portfolio was allocated to the "domestic" sleeve (US Treasury, agencies, CMBS and corporate bonds) compared with 23% six months ago. At the same time, the fund's developed international weighting has fallen from 15% to 10%. This shift reflects our view that the US economy is slowing more quickly than its developed market peers, which will typically precede lower interest rates and higher bond prices. Another notable change in the composition of our US-based portfolio was the addition of AAA-rated commercial mortgage-backed securities during the third quarter.5 The yield spread on these assets had widened signficantly in relation to Treasuries, creating what we believed was a value opportunity.

5 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA, and so forth. The lower the rating, the higher the probability of default.

Outside of the United States, we have looked for investments in higher-yielding countries given the generally low level of rates worldwide. For example, we held a large position in Canada and, within Europe, bonds issued by Greece and Spain versus slightly lower yields available in Germany. In the United Kingdom, we have overweighted the short end of the yield curve to take advantage of the high yields in shorter-maturity bonds relative to their longer-term counterparts.6 More recently, we have added to Japan in anticipation of further slowing in that economy. In currencies, we added value by underweighting the dollar — which performed poorly — for most of this year in favor of the euro, Japanese yen and Canadian dollar.

6 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Q: How did the DWS asset allocation strategy affect performance?

A: In addition to the fund's fixed-income investments, we also use Deutsche Asset Management's global asset allocation strategy in an effort to enhance the fund's return. This strategy, which involves a highly structured and disciplined approach to identify short- and medium-term disparities in the global bond and currency markets, is intended to generate returns for the fund that exceed those that could be achieved without its use. This strategy's return is far above our annual target for this portion of the fund, indicating that the strategy was very successful during the annual period.

Q: Do you have any closing thoughts for investors?

A: We are pleased that the fund outperformed its benchmark during a year that featured periods of both high investor optimism and, during the summer months, the sudden re-emergence of extreme volatility. In our view, a key reason for the fund's strong showing in this shifting environment was the fact that the Fund seeks to maintain a diversified portfolio (of course, diversification does not eliminate risk). While some funds in our peer group are focused on single asset classes, we seek to deliver returns by investing across the entire range of opportunities in the bond market.

We will continue to monitor the global economy as well as the relative value provided by sovereign, emerging markets and high-yield issuers.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/07	10/31/06

Government & Agency Obligations	47%	48%
Corporate Bonds	37%	38%
Cash Equivalents	8%	14%
Commerical and Non-Agency Mortgage-Backed Securities	4%	—
Senior Bank Notes	2%	—
Open End Investment Companies	1%	—
Asset Backed	1%	—
	100%	100%
Quality (Excludes Securities Lending Collateral)	10/31/07	10/31/06

AAA*	30%	27%
AA	1%	1%
A	3%	5%
BBB	5%	5%
BB	18%	16%
B	22%	25%
CCC and CC	9%	8%
Not Rated	12%	13%
	100%	100%
* Includes cash equivalents
Interest Rate Sensitivity	10/31/07	10/31/06

Effective maturity	6.5 years	7.1 years
Average duration	5.4 years	5.1 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2007

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 35.9%
Consumer Discretionary 8.2%
AAC Group Holding Corp., 14.75%, 10/1/2012 (PIK)	172,344	166,312
Affinia Group, Inc., 9.0%, 11/30/2014	335,000	313,225
AMC Entertainment, Inc., 8.0%, 3/1/2014	500,000	488,750
American Achievement Corp., 8.25%, 4/1/2012	115,000	115,000
American Media Operations, Inc., Series B, 10.25%, 5/1/2009 (b)	165,000	157,988
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	270,000	252,450
8.0%, 3/15/2014 (b)	115,000	112,125
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	185,000	176,675
Buffets, Inc., 12.5%, 11/1/2014	280,000	181,300
Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/2014	230,000	209,300
Cablevision Systems Corp., Series B, 9.644%**, 4/1/2009	90,000	92,475
Caesars Entertainment, Inc., 8.875%, 9/15/2008	245,000	248,369
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015 (b)	190,000	192,850
Carrols Corp., 9.0%, 1/15/2013	120,000	114,600
Charter Communications Holdings LLC:
10.25%, 9/15/2010	1,080,000	1,101,600
Series B, 10.25%, 9/15/2010	275,000	279,812
11.0%, 10/1/2015 (b)	1,002,000	971,940
Cirsa Capital Luxembourg, 144A, 7.875%, 7/15/2012 EUR	165,000	228,255
Claire's Stores, Inc., 144A, 9.25%, 6/1/2015	120,000	102,300
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	165,000	146,850
CSC Holdings, Inc.:
7.25%, 7/15/2008	170,000	170,425
7.875%, 12/15/2007	590,000	590,737
Series B, 8.125%, 7/15/2009	220,000	224,400
Series B, 8.125%, 8/15/2009	435,000	443,700
Denny's Corp. Holdings, Inc., 10.0%, 10/1/2012	80,000	82,200
Dex Media East LLC/Financial, 12.125%, 11/15/2012	1,625,000	1,728,594
Dollar General Corp., 144A, 10.625%, 7/15/2015 (b)	230,000	220,800
Dollarama Group LP, 144A, 11.16%**, 8/15/2012	176,000	176,000
EchoStar DBS Corp.:
6.625%, 10/1/2014	335,000	341,700
7.125%, 2/1/2016	260,000	271,700
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	315,000	294,525
Foot Locker, Inc., 8.5%, 1/15/2022	80,000	76,000
French Lick Resorts & Casinos LLC, 144A, 10.75%, 4/15/2014	790,000	628,050
General Motors Corp.:
7.2%, 1/15/2011	785,000	751,637
7.4%, 9/1/2025	195,000	161,850
8.375%, 7/15/2033	545,000	495,950
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	1,255,000	1,342,850
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	235,000	233,825
Group 1 Automotive, Inc., 8.25%, 8/15/2013 (b)	115,000	115,000
Hanesbrands, Inc., Series B, 8.784%**, 12/15/2014	350,000	351,750
Hertz Corp.:
8.875%, 1/1/2014	480,000	494,400
10.5%, 1/1/2016 (b)	115,000	123,625
Idearc, Inc., 8.0%, 11/15/2016	1,145,000	1,147,862
Indianapolis Capital LLC, 144A, 11.0%, 11/1/2012	155,000	155,775
ION Media Networks, Inc., 144A, 11.493%**, 1/15/2013	195,000	198,413
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	370,000	328,375
Jacobs Entertainment, Inc., 9.75%, 6/15/2014	385,000	388,850
Jarden Corp., 7.5%, 5/1/2017	190,000	180,500
Kabel Deutschland GmbH, 10.625%, 7/1/2014	185,000	200,725
Lamar Media Corp., 144A, 6.625%, 8/15/2015	155,000	148,413
Liberty Media LLC:
5.7%, 5/15/2013	30,000	28,122
8.25%, 2/1/2030	190,000	186,774
8.5%, 7/15/2029 (b)	310,000	309,083
Majestic Star Casino LLC, 9.5%, 10/15/2010	40,000	39,400
McDonald's Corp., Series I, 6.3%, 10/15/2037	490,000	499,987
Mediacom Broadband LLC, 8.5%, 10/15/2015	10,000	9,850
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	120,000	125,400
Metaldyne Corp.:
10.0%, 11/1/2013	155,000	144,150
11.0%, 6/15/2012 (b)	75,000	64,125
MGM MIRAGE:
6.75%, 9/1/2012	95,000	93,575
8.375%, 2/1/2011 (b)	200,000	209,000
Michaels Stores, Inc., 10.0%, 11/1/2014	335,000	337,512
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	335,000	343,375
Norcraft Holdings LP, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	565,000	502,850
OSI Restaurant Partners, Inc., 144A, 10.0%, 6/15/2015	260,000	223,600
Penske Automotive Group, Inc., 7.75%, 12/15/2016	575,000	559,187
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	240,000	249,600
Quebecor Media, Inc., 144A, 7.75%, 3/15/2016	160,000	154,400
Quebecor World, Inc., 144A, 9.75%, 1/15/2015	180,000	175,500
Quiksilver, Inc., 6.875%, 4/15/2015	330,000	307,725
Reader's Digest Association, Inc., 144A, 9.0%, 2/15/2017	155,000	138,144
Sabre Holdings Corp., 8.35%, 3/15/2016	200,000	181,500
Seminole Hard Rock Entertainment, Inc., 144A, 8.194%**, 3/15/2014	275,000	268,813
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	190,000	190,950
Simmons Co.:
Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	725,000	585,437
7.875%, 1/15/2014	150,000	143,625
Sinclair Television Group, Inc., 8.0%, 3/15/2012 (b)	115,000	118,163
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013	335,000	332,906
Six Flags, Inc., 9.75%, 4/15/2013	105,000	86,363
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	225,000	227,250
Station Casinos, Inc., 6.5%, 2/1/2014	490,000	409,150
The Bon-Ton Stores, Inc., 10.25%, 3/15/2014	170,000	148,750
Toys "R" Us, Inc., 7.375%, 10/15/2018	185,000	144,300
Travelport LLC:
9.875%, 9/1/2014	95,000	97,850
10.246%**, 9/1/2014	170,000	170,850
11.875%, 9/1/2016 (b)	95,000	102,600
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	500,000	423,750
TRW Automotive, Inc., 144A, 7.0%, 3/15/2014	130,000	126,750
United Components, Inc., 9.375%, 6/15/2013	40,000	40,800
Unity Media GmbH, 144A, 10.375%, 2/15/2015	175,000	183,750
Univision Communications, Inc., 144A, 9.75%, 3/15/2015 (PIK)	875,000	857,500
UPC Holding BV:
144A, 7.75%, 1/15/2014 EUR	235,000	340,409
144A, 8.0%, 11/1/2016 EUR	120,000	172,522
Vitro SAB de CV:
8.625%, 2/1/2012 (b)	150,000	149,625
9.125%, 2/1/2017	300,000	296,250
Series A, 11.75%, 11/1/2013	85,000	92,013
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	155,000	154,613
XM Satellite Radio, Inc., 9.75%, 5/1/2014 (b)	440,000	444,400
Young Broadcasting, Inc., 8.75%, 1/15/2014	1,055,000	909,937
Yum! Brands, Inc.:
6.25%, 3/15/2018	720,000	721,656
6.875%, 11/15/2037	1,680,000	1,678,703
		32,223,351
Consumer Staples 1.7%
Alliance One International, Inc., 8.5%, 5/15/2012	120,000	119,400
Belvedere SA, 144A, 7.756%**, 5/15/2013 EUR	120,000	175,564
Del Laboratories, Inc., 8.0%, 2/1/2012	195,000	187,200
Delhaize America, Inc.:
8.05%, 4/15/2027	75,000	80,724
9.0%, 4/15/2031	510,000	617,302
General Nutrition Centers, Inc., 10.009%**, 3/15/2014 (PIK) (b)	260,000	250,250
Harry & David Holdings, Inc., 10.621%**, 3/1/2012	240,000	233,400
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	873,750	821,325
Pierre Foods, Inc., 9.875%, 7/15/2012	140,000	116,200
Pilgrim's Pride Corp., 7.625%, 5/1/2015	100,000	100,500
Reynolds American, Inc., 6.75%, 6/15/2017	2,400,000	2,473,454
Rite Aid Corp., 7.5%, 3/1/2017	385,000	358,050
Smithfield Foods, Inc., 7.75%, 7/1/2017 (b)	260,000	267,800
Tereos Europe SA, 144A, 6.375%, 4/15/2014 EUR	105,000	141,831
Viskase Companies, Inc., 11.5%, 6/15/2011	840,000	840,000
		6,783,000
Energy 2.9%
Belden & Blake Corp., 8.75%, 7/15/2012	940,000	958,800
Chaparral Energy, Inc., 8.5%, 12/1/2015	270,000	251,775
Chesapeake Energy Corp.:
6.25%, 1/15/2018	145,000	139,925
6.875%, 1/15/2016	635,000	631,825
7.75%, 1/15/2015 (b)	105,000	107,625
Cimarex Energy Co., 7.125%, 5/1/2017	185,000	184,769
Complete Production Services, Inc., 8.0%, 12/15/2016	340,000	329,800
Delta Petroleum Corp., 7.0%, 4/1/2015	490,000	423,850
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	75,000	73,125
8.375%, 5/1/2016	410,000	411,025
Energy Partners Ltd., 9.75%, 4/15/2014	200,000	198,000
Frontier Oil Corp., 6.625%, 10/1/2011	180,000	179,100
Gaz Capital (Gazprom), 144A, 6.51%, 3/7/2022	785,000	769,300
Mariner Energy, Inc.:
7.5%, 4/15/2013	75,000	72,938
8.0%, 5/15/2017	150,000	148,125
OPTI Canada, Inc.:
144A, 7.875%, 12/15/2014	285,000	282,863
144A, 8.25%, 12/15/2014	230,000	230,575
Pemex Project Funding Master Trust, Series REG S, 6.375%, 8/5/2016 EUR	100,000	154,806
Petrobras International Finance Co., 5.875%, 3/1/2018	330,000	326,040
Petronas Capital Ltd., Series REG S, 7.875%, 5/22/2022	290,000	354,332
Plains Exploration & Production Co., 7.0%, 3/15/2017	115,000	109,250
Quicksilver Resources, Inc., 7.125%, 4/1/2016	155,000	152,675
Sabine Pass LNG LP:
7.25%, 11/30/2013	100,000	98,000
7.5%, 11/30/2016	620,000	607,600
Stone Energy Corp., 6.75%, 12/15/2014	650,000	600,437
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	190,000	207,792
Tesoro Corp., 144A, 6.5%, 6/1/2017	295,000	291,312
VeraSun Energy Corp., 144A, 9.375%, 6/1/2017 (b)	150,000	123,375
Whiting Petroleum Corp.:
7.0%, 2/1/2014	225,000	221,344
7.25%, 5/1/2012	350,000	345,625
7.25%, 5/1/2013	75,000	73,688
Williams Companies, Inc.:
8.125%, 3/15/2012	695,000	748,862
8.75%, 3/15/2032	1,090,000	1,269,850
Williams Partners LP, 7.25%, 2/1/2017	190,000	195,938
		11,274,346
Financials 7.3%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	625,000	553,125
Ashton Woods USA LLC, 9.5%, 10/1/2015	540,000	402,300
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	115,000	107,525
CEVA Group PLC, 144A, 8.5%, 12/1/2014 EUR	180,000	228,146
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	885,000	982,350
Countrywide Home Loans, Inc., Series K, 4.25%, 12/19/2007	4,000,000	3,952,596
Diageo Capital PLC, 4.375%, 5/3/2010	1,600,000	1,582,314
E*TRADE Financial Corp.:
7.375%, 9/15/2013	130,000	121,550
7.875%, 12/1/2015	550,000	522,500
8.0%, 6/15/2011	305,000	289,750
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	1,395,000	1,297,644
7.375%, 10/28/2009	2,680,000	2,584,737
7.875%, 6/15/2010	685,000	660,363
7.993%**, 1/13/2012	175,000	162,011
GMAC LLC:
6.875%, 9/15/2011	2,960,000	2,727,972
8.0%, 11/1/2031	444,000	410,397
Hawker Beechcraft Acquisition Co., LLC:
144A, 8.5%, 4/1/2015	400,000	407,000
144A, 8.875%, 4/1/2015 (PIK)	350,000	352,625
144A, 9.75%, 4/1/2017	275,000	279,813
Hexion US Finance Corp., 9.75%, 11/15/2014	230,000	252,425
Hub International Holdings, Inc., 144A, 9.0%, 12/15/2014	150,000	144,000
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	230,000	221,950
iPayment, Inc., 9.75%, 5/15/2014	165,000	158,400
KAR Holdings, Inc.:
144A, 8.75%, 5/1/2014 (b)	205,000	197,825
144A, 10.0%, 5/1/2015	165,000	157,575
Kreditanstalt fuer Wiederaufbau:
2.05%, 9/21/2009 JPY	425,000,000	3,760,490
2.05%, 2/16/2026 JPY	140,000,000	1,185,021
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	185,000	177,138
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	200,000	162,000
Nuveen Investments, Inc., 144A, 10.5%, 11/15/2015	400,000	400,000
Petroplus Finance Ltd.:
144A, 6.75%, 5/1/2014	200,000	190,000
144A, 7.0%, 5/1/2017	180,000	169,200
Pinnacle Foods Finance LLC, 144A, 9.25%, 4/1/2015 (b)	150,000	142,500
Realogy Corp., 144A, 12.375%, 4/15/2015 (b)	150,000	109,500
Residential Capital LLC:
6.125%, 11/21/2008	395,000	332,787
6.224%**, 6/9/2008	80,000	71,600
7.8%**, 11/21/2008	610,000	513,925
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	140,000	116,200
Tropicana Entertainment LLC, 144A, 9.625%, 12/15/2014 (b)	990,000	742,500
U.S.I. Holdings Corp.:
144A, 9.433%**, 11/15/2014	110,000	102,300
144A, 9.75%, 5/15/2015	150,000	132,375
UCI Holdco, Inc., 144A, 12.694%**, 12/15/2013 (PIK)	251,099	246,077
Universal City Development Partners, 11.75%, 4/1/2010	955,000	1,002,750
Yankee Acquisition Corp.:
Series B, 8.5%, 2/15/2015	160,000	150,000
Series B, 9.75%, 2/15/2017 (b)	115,000	106,375
		28,569,631
Health Care 1.6%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	320,000	301,600
Bausch & Lomb, Inc., 144A, 9.875%, 11/1/2015 (b)	335,000	345,050
Boston Scientific Corp., 6.0%, 6/15/2011	200,000	194,000
Community Health Systems, Inc., 144A, 8.875%, 7/15/2015	1,530,000	1,549,125
HCA, Inc.:
6.5%, 2/15/2016	385,000	328,694
9.125%, 11/15/2014	305,000	315,675
9.25%, 11/15/2016	695,000	731,487
HEALTHSOUTH Corp., 10.75%, 6/15/2016	270,000	284,850
IASIS Healthcare LLC, 8.75%, 6/15/2014	160,000	161,600
Omnicare, Inc., 6.125%, 6/1/2013	75,000	70,500
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	185,000	188,238
Sun Healthcare Group, Inc., 9.125%, 4/15/2015	185,000	190,087
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	225,000	214,875
Tenet Healthcare Corp., 9.25%, 2/1/2015	265,000	233,200
The Cooper Companies, Inc., 7.125%, 2/15/2015	385,000	381,150
Universal Hospital Services, Inc., 144A, 8.5%, 6/1/2015 (PIK)	130,000	132,275
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015 (b)	195,000	152,100
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014 (b)	590,000	575,250
		6,349,756
Industrials 3.8%
Actuant Corp., 144A, 6.875%, 6/15/2017	150,000	150,000
Aleris International, Inc., 9.0%, 12/15/2014 (PIK)	270,000	243,675
Allied Security Escrow Corp., 11.375%, 7/15/2011	300,000	286,500
Allison Transmission, 144A, 11.0%, 11/1/2015 (b)	400,000	407,500
American Color Graphics, Inc., 10.0%, 6/15/2010	285,000	194,513
American Railcar Industries, Inc., 7.5%, 3/1/2014 (b)	215,000	212,312
ARAMARK Corp.:
8.5%, 2/1/2015 (b)	300,000	303,750
8.856%**, 2/1/2015	260,000	261,300
Baldor Electric Co., 8.625%, 2/15/2017	195,000	203,287
Belden, Inc., 7.0%, 3/15/2017	195,000	197,925
Bombardier, Inc.:
144A, 6.3%, 5/1/2014	220,000	215,050
144A, 6.75%, 5/1/2012	100,000	100,750
144A, 8.0%, 11/15/2014	145,000	150,800
Bristow Group, Inc., 144A, 7.5%, 9/15/2017	225,000	231,750
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	540,000	507,600
Building Materials Corp. of America, 7.75%, 8/1/2014	260,000	223,600
Cenveo Corp., 7.875%, 12/1/2013	480,000	450,000
Congoleum Corp., 8.625%, 8/1/2008*	480,000	410,400
DRS Technologies, Inc.:
6.625%, 2/1/2016	105,000	103,950
6.875%, 11/1/2013	525,000	525,000
7.625%, 2/1/2018	635,000	649,287
Education Management LLC, 8.75%, 6/1/2014	160,000	165,200
Esco Corp.:
144A, 8.625%, 12/15/2013	360,000	366,300
144A, 9.569%**, 12/15/2013	285,000	285,000
General Cable Corp.:
7.125%, 4/1/2017	195,000	195,000
7.606%**, 4/1/2015	305,000	301,187
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	145,000	140,650
Harland Clarke Holdings Corp., 9.5%, 5/15/2015 (b)	185,000	168,350
Iron Mountain, Inc., 8.75%, 7/15/2018 (b)	130,000	136,500
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	590,000	454,300
8.875%, 4/1/2012	665,000	485,450
Kansas City Southern de Mexico SA de CV:
144A, 7.375%, 6/1/2014	150,000	150,000
7.625%, 12/1/2013	520,000	530,400
9.375%, 5/1/2012	395,000	418,700
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	105,000	106,313
9.5%, 10/1/2008	1,225,000	1,252,562
Mobile Services Group, Inc., 144A, 9.75%, 8/1/2014	370,000	371,850
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	290,000	306,675
Panolam Industries International, Inc., 144A, 10.75%, 10/1/2013	120,000	114,000
R.H. Donnelley Corp., 144A, 8.875%, 10/15/2017	750,000	750,000
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	39,000	42,900
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	170,000	175,525
Saint Acquisition Corp., 144A, 12.5%, 5/15/2017 (b)	155,000	98,813
Sally Holdings LLC, 9.25%, 11/15/2014	225,000	226,125
Ship Finance International Ltd., 8.5%, 12/15/2013	180,000	184,050
Terex Corp., 7.375%, 1/15/2014	105,000	105,525
Titan International, Inc., 8.0%, 1/15/2012	675,000	675,000
TransDigm, Inc., 7.75%, 7/15/2014	115,000	117,013
U.S. Concrete, Inc., 8.375%, 4/1/2014 (b)	210,000	191,100
United Rentals North America, Inc., 7.0%, 2/15/2014	385,000	408,100
Xerox Capital Trust I, 8.0%, 2/1/2027	120,000	118,151
		15,069,688
Information Technology 1.2%
Alion Science & Technology Corp., 10.25%, 2/1/2015	155,000	144,925
First Data Corp., 144A, 9.875%, 9/24/2015	440,000	421,300
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	180,000	170,325
L-3 Communications Corp.:
5.875%, 1/15/2015	625,000	609,375
Series B, 6.375%, 10/15/2015	270,000	270,000
Lucent Technologies, Inc., 6.45%, 3/15/2029	1,010,000	843,350
MasTec, Inc., 7.625%, 2/1/2017	270,000	261,900
Sanmina-SCI Corp.:
8.125%, 3/1/2016	125,000	109,687
144A, 8.444%**, 6/15/2010	155,000	155,000
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	380,000	373,350
SunGard Data Systems, Inc., 10.25%, 8/15/2015 (b)	650,000	677,625
Unisys Corp., 7.875%, 4/1/2008	420,000	417,900
Vangent, Inc., 144A, 9.625%, 2/15/2015	155,000	143,375
		4,598,112
Materials 3.8%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	110,000	109,175
ARCO Chemical Co., 9.8%, 2/1/2020	1,740,000	1,705,200
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	365,000	242,725
Cascades, Inc., 7.25%, 2/15/2013	560,000	543,200
Chemtura Corp., 6.875%, 6/1/2016	350,000	334,250
Clondalkin Acquisition BV:
144A, 6.73%**, 12/15/2013 EUR	50,000	69,892
144A, 7.694%**, 12/15/2013	215,000	205,863
CPG International I, Inc.:
10.5%, 7/1/2013	530,000	530,000
12.13%**, 7/1/2012	120,000	120,000
Equistar Chemical LP, 10.625%, 5/1/2011	229,000	239,305
Exopack Holding Corp., 11.25%, 2/1/2014	580,000	587,250
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	310,000	339,450
GEO Specialty Chemicals, Inc., 144A, 13.728%**, 12/31/2009 (f)	1,097,000	899,540
Georgia-Pacific Corp., 144A, 7.125%, 1/15/2017	130,000	126,750
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	195,000	183,300
Hexcel Corp., 6.75%, 2/1/2015	790,000	776,175
Huntsman LLC, 11.625%, 10/15/2010	892,000	945,520
Innophos, Inc., 8.875%, 8/15/2014	90,000	90,675
Jefferson Smurfit Corp., 8.25%, 10/1/2012	295,000	295,000
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	520,000	445,900
Lyondell Chemical Co.:
6.875%, 6/15/2017 (b)	915,000	1,006,500
10.5%, 6/1/2013 (b)	130,000	140,075
Massey Energy Co.:
6.625%, 11/15/2010	65,000	63,375
6.875%, 12/15/2013 (b)	285,000	269,325
Metals USA Holdings Corp., 144A, 11.231%**, 7/1/2012 (PIK)	265,000	245,125
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	100,000	77,500
Momentive Performance Materials, Inc., 144A, 9.75%, 12/1/2014	235,000	229,125
Mueller Water Products, Inc., 7.375%, 6/1/2017	185,000	172,050
Neenah Foundry Co., 9.5%, 1/1/2017	60,000	55,200
NewMarket Corp., 7.125%, 12/15/2016	455,000	456,137
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	220,000	309,120
Pliant Corp., 11.625%, 6/15/2009 (PIK)	5	5
Radnor Holdings Corp., 11.0%, 3/15/2010*	100,000	750
Rhodia SA, 144A, 7.482%**, 10/15/2013 EUR	280,000	405,087
Smurfit-Stone Container Enterprises, Inc.:
8.0%, 3/15/2017	375,000	372,656
8.375%, 7/1/2012	185,000	185,000
Steel Dynamics, Inc.:
144A, 6.75%, 4/1/2015	295,000	282,463
144A, 7.375%, 11/1/2012	275,000	75,000
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	615,000	615,000
The Mosaic Co., 144A, 7.375%, 12/1/2014	350,000	370,125
TriMas Corp., 9.875%, 6/15/2012	421,000	432,578
Witco Corp., 6.875%, 2/1/2026	135,000	110,869
Wolverine Tube, Inc., 10.5%, 4/1/2009	325,000	313,625
		14,975,860
Telecommunication Services 2.4%
American Cellular Corp., Series B, 10.0%, 8/1/2011	44,000	46,200
BCM Ireland Preferred Equity Ltd., 144A, 11.574%**, 2/15/2017 (PIK) EUR	195,376	277,417
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	775,000	635,500
Centennial Communications Corp.:
10.0%, 1/1/2013 (b)	450,000	477,000
10.125%, 6/15/2013	145,000	154,063
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	400,000	401,000
8.375%, 1/15/2014	220,000	220,550
Cricket Communications, Inc., 144A, 9.375%, 11/1/2014	475,000	471,437
Dobson Cellular Systems, 9.875%, 11/1/2012	295,000	319,338
Embratel, Series B, 11.0%, 12/15/2008	79,000	83,566
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	115,000	114,425
Insight Midwest LP, 9.75%, 10/1/2009 (b)	122,000	122,153
Intelsat Bermuda Ltd.:
8.886%**, 1/15/2015	40,000	40,600
9.25%, 6/15/2016	110,000	114,125
11.25%, 6/15/2016	310,000	333,250
Intelsat Corp., 9.0%, 6/15/2016	130,000	132,925
Intelsat Ltd., 5.25%, 11/1/2008	145,000	143,006
Intelsat Subsidiary Holding Co., Ltd., 8.25%, 1/15/2013	410,000	413,075
iPCS, Inc., 7.481%**, 5/1/2013	100,000	97,500
MetroPCS Wireless, Inc., 144A, 9.25%, 11/1/2014	430,000	426,775
Millicom International Cellular SA, 10.0%, 12/1/2013	825,000	887,906
Nortel Networks Ltd.:
144A, 9.493%**, 7/15/2011	345,000	340,688
144A, 10.125%, 7/15/2013	85,000	86,700
Orascom Telecom Finance, 144A, 7.875%, 2/8/2014	140,000	133,875
Qwest Corp., 7.25%, 9/15/2025	70,000	69,650
Rural Cellular Corp., 9.875%, 2/1/2010	350,000	364,875
Stratos Global Corp., 9.875%, 2/15/2013 (b)	150,000	157,500
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013	438,000	459,352
US Unwired, Inc., Series B, 10.0%, 6/15/2012	455,000	486,670
Virgin Media Finance PLC:
8.75%, 4/15/2014 EUR	335,000	492,543
8.75%, 4/15/2014	475,000	490,437
West Corp., 9.5%, 10/15/2014	220,000	226,050
		9,220,151
Utilities 3.0%
AES Corp.:
144A, 8.0%, 10/15/2017	395,000	398,456
144A, 8.75%, 5/15/2013	1,800,000	1,903,500
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	1,360,000	1,475,600
CMS Energy Corp., 8.5%, 4/15/2011	880,000	943,576
Edison Mission Energy, 144A, 7.0%, 5/15/2017	335,000	327,463
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	600,000	606,750
Intergas Finance BV, Series REG S, 6.875%, 11/4/2011	1,145,000	1,133,184
Mirant Americas Generation LLC, 8.3%, 5/1/2011	310,000	313,488
Mirant North America LLC, 7.375%, 12/31/2013	150,000	152,063
NRG Energy, Inc.:
7.25%, 2/1/2014	550,000	550,000
7.375%, 2/1/2016	1,285,000	1,281,787
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	735,000	782,750
Regency Energy Partners LP, 8.375%, 12/15/2013	257,000	270,493
Reliant Energy, Inc., 7.875%, 6/15/2017 (b)	370,000	373,237
Sierra Pacific Resources:
6.75%, 8/15/2017	470,000	454,659
8.625%, 3/15/2014	80,000	84,584
Texas Competitive Electric Holdings Co., LLC, 144A, 10.25%, 11/1/2015	875,000	879,375
		11,930,965
Total Corporate Bonds (Cost $142,951,521)		140,994,860

Asset Backed 1.0%
Credit Card Receivables
Washington Mutual Master Note Trust, "C1", Series 2007-C1, 144A, 5.491%**, 5/15/2014 (Cost $3,625,734)	3,800,000	3,735,875

Commercial and Non-Agency Mortgage-Backed Securities 3.7%
Credit Suisse Mortgage Capital Certificates, "A2", Series 2007-C1, 5.268%, 2/15/2040	3,719,000	3,700,536
Greenwich Capital Commercial Funding Corp., "A4", Series 2007-GG9, 5.444%, 1/10/2017	5,100,000	5,021,359
Morgan Stanley Capital I Trust, "A4", Series 2007-HQ11, 5.447%, 2/12/2044	2,280,000	2,241,581
Wachovia Bank Commercial Mortgage Trust, "A2", Series 2007-C32, 5.736%**, 6/15/2049	3,600,000	3,643,099
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $14,748,555)		14,606,575

Government & Agency Obligations 46.6%
Sovereign Bonds 29.5%
Aries Vermogensverwaltung GmbH, Series C, REG S, 9.6%, 10/25/2014	2,250,000	2,812,500
Bundesrepublic Deutschland, Series 94, 6.25%, 1/4/2024 EUR	2,700,000	4,705,580
Dominican Republic:
144A, 8.625%, 4/20/2027	125,000	143,750
Series REG S, 9.5%, 9/27/2011	851,929	909,435
Egypt Government AID Bonds, 4.45%, 9/15/2015	13,800,000	13,437,612
Federative Republic of Brazil:
6.0%, 1/17/2017	4,745,000	4,849,390
7.125%, 1/20/2037 (b)	1,045,000	1,206,975
7.875%, 3/7/2015	1,045,000	1,187,120
8.75%, 2/4/2025	830,000	1,087,300
8.875%, 10/14/2019	950,000	1,199,375
11.0%, 1/11/2012 (b)	2,270,000	2,776,210
11.0%, 8/17/2040 (b)	2,295,000	3,083,332
12.5%, 1/5/2016 BRL	1,155,000	729,928
Government of Malaysia, Series 1/04, 4.305%, 2/27/2009 MYR	5,605,000	1,698,110
Government of Ukraine:
Series REG S, 4.95%, 10/13/2015 EUR	620,000	835,233
Series REG S, 7.65%, 6/11/2013	785,000	843,482
Kingdom of Spain, 3.15%, 1/31/2016 EUR	3,600,000	4,801,192
Nigeria, Promissory Note, Series RC, 5.092%, 1/5/2010	32,000	5,392
Province of Ontario, 4.7%, 6/2/2037 CAD	4,100,000	4,215,884
Province of Quebec, Series PO, 1.6%, 5/9/2013 JPY	470,000,000	4,132,765
Republic of Argentina:
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	510,000	238,425
5.389%**, 8/3/2012 (PIK)	2,053,125	1,868,163
5.83%, 12/31/2033 (PIK) ARS	419	147
7.82%, 12/31/2033 (PIK) EUR	2,533,175	3,249,279
Republic of Colombia:
8.25%, 12/22/2014	85,000	97,070
10.0%, 1/23/2012 (b)	1,245,000	1,450,425
10.75%, 1/15/2013	335,000	412,218
Republic of El Salvador, 144A, 7.65%, 6/15/2035	2,245,000	2,604,200
Republic of Ghana, 144A, 8.5%, 10/4/2017	125,000	128,375
Republic of Greece, 3.6%, 7/20/2016 EUR	3,500,000	4,752,291
Republic of Indonesia, 144A, 6.875%, 3/9/2017 (b)	1,470,000	1,547,175
Republic of Panama:
7.125%, 1/29/2026	630,000	694,575
9.375%, 1/16/2023	2,075,000	2,718,250
Republic of Peru:
6.55%, 3/14/2037	1,600,000	1,684,000
7.35%, 7/21/2025 (b)	3,805,000	4,366,237
Republic of Philippines:
7.75%, 1/14/2031	295,000	336,300
8.0%, 1/15/2016 (b)	1,955,000	2,214,037
8.375%, 2/15/2011	465,000	502,200
9.375%, 1/18/2017	490,000	606,375
Republic of Serbia, 144A, Step-up Coupon, 3.75% to 11/1/2009, 6.75% to 11/1/2024	395,000	377,225
Republic of Turkey:
7.0%, 9/26/2016	1,690,000	1,768,247
7.25%, 3/15/2015	360,000	381,168
11.75%, 6/15/2010	2,045,000	2,361,975
12.375%, 6/15/2009	1,020,000	1,137,300
Republic of Uruguay:
7.625%, 3/21/2036	605,000	676,087
8.0%, 11/18/2022	955,000	1,088,700
9.25%, 5/17/2017	735,000	889,350
Republic of Venezuela, 10.75%, 9/19/2013	3,250,000	3,635,125
Russian Federation, Series REG S, 7.5%, 3/31/2030	4,930,200	5,553,377
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	310,000	285,414
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016 (b)	2,050,000	2,183,250
United Kingdom Treasury Bond:
5.0%, 3/7/2008 GBP	2,300,000	4,772,109
5.75%, 12/7/2009 GBP	2,700,000	5,685,972
United Mexican States:
5.625%, 1/15/2017	499,000	506,236
Series A, 6.75%, 9/27/2034	318,000	355,683
		115,787,525
US Government Sponsored Agencies 3.1%
Farmer Mac Guarenteed Trust, Series 2007-1, 144A, 5.125%, 4/19/2017	6,100,000	6,181,923
Tennessee Valley Authority, Series A, 6.79%, 5/23/2012	5,750,000	6,263,470
		12,445,393
US Treasury Obligations 14.0%
US Treasury Bill, 3.7%***, 1/17/2008 (c)	2,260,000	2,241,567
US Treasury Bond, 5.0%, 5/15/2037	1,000,000	1,039,766
US Treasury Notes:
3.875%, 10/31/2012	1,600,000	1,579,501
4.0%, 8/31/2009	19,640,000	19,653,807
4.125%, 8/31/2012	27,000,000	26,972,568
4.75%, 8/15/2017	3,330,000	3,403,363
		54,890,572
Total Government & Agency Obligations (Cost $178,845,613)		183,123,490

Senior Bank Loans** 2.0%
Advanced Medical Optics, Inc. Term Loan B, LIBOR plus 1.75%, 6.388%, 4/2/2014	109,725	106,433
Aleris International, Inc., Term Loan B, LIBOR plus 2.375%, 7.013%, 12/19/2013	160,000	152,880
Bausch & Lomb, Inc., Term Loan B, LIBOR plus 3.25%, 7.888%, 10/26/2015	320,000	320,981
Buffets, Inc.:
Letter of Credit, 7.7%, 5/1/2013	38,000	34,504
Term Loan B, 7.74%, 11/1/2013	282,000	256,056
Dollar General Corp., Term Loan B1, LIBOR plus 2.75%, 7.388%, 7/6/2014	200,000	192,792
Energy Future Holdings Corp.:
Term Loan B1, LIBOR plus 3.5%, 8.138%, 10/10/2014	1,830,000	1,830,000
Term Loan B3, LIBOR plus 3.5%, 8.138%, 10/10/2014	1,195,000	1,195,753
Export-Import Bank of Ukraine, 6.8%, 10/4/2012	690,000	672,198
First Data Corp., Term Loan B1, LIBOR plus 2.75%, 7.388%, 9/24/2014	635,000	612,289
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 6.888%, 9/16/2013	120,000	116,400
Golden Nugget, Inc., 8.3%, 6/16/2014	230,000	216,775
HCA, Inc., Term Loan A1, 7.19%, 11/18/2012	658,057	637,325
Local TV On Satellite LLC, Term Loan B, LIBOR plus 2.25%, 6.888%, 5/7/2013	119,700	116,109
Longview Power LLC:
Demand Draw, 7.125%, 4/1/2014	24,227	23,742
Letter of Credit, 7.5%, 4/1/2014	15,333	15,027
Term Loan B, 8.0%, 4/1/2014	46,000	45,080
Sabre, Inc., Term Loan B, LIBOR plus 2.25%, 6.888%, 9/30/2014	179,784	171,132
Symbion, Inc.:
Term Loan A, 8.003%, 8/23/2013	100,000	97,250
Term Loan B, 8.003%, 8/23/2014	100,000	97,125
Telesat Canada, Inc.:
Delay Draw, LIBOR plus 3.0%, 7.638%, 2/14/2008	548,150	544,282
Term Loan B, LIBOR plus 3.0%, 7.638%, 10/31/2014	595,000	581,612
Tribune Co., Term Loan B, 8.244%, 5/24/2014	369,070	343,730
Total Senior Bank Loans (Cost $8,406,999)		8,379,475
	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp., 144A, Expiration Date 6/15/2009*	40	0
DeCrane Aircraft Holdings, Inc., 144A, Expiration Date 9/30/2008*	2,740	0
Total Warrants (Cost $0)		0
	Units	Value ($)

Other Investments 0.2%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	315,000	274,050
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	560,000	324,800
Total Other Investments (Cost $724,515)		598,850
	Shares	Value ($)

Common Stocks 0.0%
GEO Specialty Chemicals, Inc.*	10,608	9,017
GEO Specialty Chemicals, Inc. 144A*	966	821
Total Common Stocks (Cost $131,041)		9,838

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc., 144A, 12.0% (Cost $13,911)	1	6,050

Open End Investment Companies 1.3%
DWS Floating Rate Plus Fund, "Institutional" (Cost $5,025,667) (g)	515,965	5,087,423

Securities Lending Collateral 6.7%
Daily Assets Fund Institutional, 5.26% (d) (e) (Cost $26,199,103)	26,199,103	26,199,103

Cash Equivalents 7.9%
Cash Management QP Trust, 5.06% (d) (Cost $31,134,351)	31,134,351	31,134,351
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $411,807,010)+	105.3	413,875,890
Other Assets and Liabilities, Net	(5.3)	(20,856,537)
Net Assets	100.0	393,019,353
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	480,000	USD	451,750	410,400
Grupo Iusacell SA de CV	10.0%	7/15/2004	115,000	USD	72,462	114,425
Radnor Holdings Corp.	11.0%	3/15/2010	100,000	USD	91,474	750
					615,686	525,575
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2007.
*** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $414,179,241. At October 31 2007, net unrealized depreciation for all securities based on tax cost was $303,351. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,013,506 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,316,857.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2007 amounted to $25,006,397 which is 6.4% of net assets.
(c) At October 31, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending.
(f) Security has a deferred interest payment of $35,401 from April 1, 2006.
(g) Affiliated fund managed by Deutsche Investment Management Americas Inc.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

At October 31, 2007, the Fund had unfunded loan commitments of $153,841, which could be extended at the option of the borrower, pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment	Value ($)	Unrealized Appreciation ($)
Bausch & Lomb, Inc., Term Delay Draw, 4/11/2015	79,800	80,250	450
Longview Power LLC, Term Delay Draw, 4/1/2014	28,128	28,851	723
Telesat Canada, Inc., Term Delay Draw, 10/31/2014	45,913	46,520	607
Total	153,841	155,621	1,780

At October 31, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Canadian Government Bond	12/18/2007	151	17,908,008	18,029,207	121,119
10 Year Japanese Government Bond	12/11/2007	12	14,079,086	14,145,365	66,279
10 Year US Treasury Note	12/19/2007	445	48,474,587	48,956,953	482,366
United Kingdom Treasury Bond	12/27/2007	99	22,018,653	22,087,784	69,131
Total unrealized appreciation					738,895

At October 31, 2007, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Australian Bond	12/17/2007	199	18,741,936	18,281,950	459,986
10 Year Federal Republic of Germany	12/6/2007	303	49,800,369	49,741,709	58,660
Total unrealized appreciation					518,646

At October 31, 2007, open credit default swap contract sold was as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Received by the Fund	Underlying Debt Obligation	Unrealized Appreciation/ (Depreciation) ($)
10/4/2007 12/20/2008	200,000[1]	Fixed — 3.10%	Ford Motor Co., 6.5%, 8/1/2018	(52)
10/5/2007 12/20/2008	120,000[2]	Fixed — 3.15%	Ford Motor Co., 6.5%, 8/1/2018	29
10/22/2007 12/20/2008	395,000[3]	Fixed — 3.05%	Ford Motor Co., 6.5%, 8/1/2018	(762)
10/13/2007 12/20/2009	225,000[4]	Fixed — 3.85%	Ford Motor Co., 6.5%, 8/1/2018	(2,251)
10/4/2007 12/20/2008	210,000[5]	Fixed — 2.60%	General Motors Corp., 7.125%, 7/15/2013	227
10/22/2007 12/20/2008	395,000[3]	Fixed — 3.06%	General Motors Corp., 7.125%, 7/15/2013	2,097
10/3/2007 12/20/2008	200,000[2]	Fixed — 3.20%	General Motors Corp., 7.125%, 7/15/2013	1,676
Total net unrealized appreciation				964
Counterparties: [1] Goldman Sachs and Co. [2] JPMorgan Chase [3] Lehman Brothers, Inc. [4] Merrill Lynch Government Securities, Inc. [5] Citigroup Global Markets, Inc.

As of October 31, 2007, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	57,708	EUR	40,000	11/1/2007	159
USD	1,814,430	CAD	1,750,000	12/4/2007	28,359
USD	10,069,717	EUR	7,100,000	12/4/2007	207,006
USD	5,217,028	JPY	600,000,000	12/4/2007	8,436
JPY	200,000,000	USD	1,748,252	12/4/2007	6,430
USD	1,819,411	AUD	2,179,000	12/18/2007	194,593
USD	1,141,554	AUD	1,291,000	12/18/2007	51,690
USD	10,127,314	CAD	10,516,000	12/18/2007	947,404
USD	2,471,786	CAD	2,464,000	12/18/2007	123,127
USD	24,178,676	EUR	17,385,000	12/18/2007	987,819
USD	33,266,592	GBP	16,420,000	12/18/2007	792,531
USD	4,487,511	GBP	2,203,000	12/18/2007	82,053
USD	65,707	SEK	427,000	12/18/2007	1,484
USD	19,996,074	SGD	30,047,000	12/18/2007	811,099
USD	3,108,534	SGD	4,578,000	12/18/2007	61,674
JPY	3,185,130,000	USD	28,211,957	12/18/2007	427,171
Total unrealized appreciation					4,731,035
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
EUR	40,000	USD	57,696	11/1/2007	(171)
EUR	2,839,515	USD	4,035,905	11/28/2007	(79,206)
EUR	1,684,230	USD	2,393,857	11/28/2007	(46,980)
EUR	122,410	USD	173,812	11/28/2007	(3,588)
CAD	5,000,000	USD	4,999,450	12/4/2007	(265,663)
EUR	3,500,000	USD	5,002,655	12/4/2007	(63,335)
GBP	3,400,000	USD	6,933,790	12/4/2007	(121,853)
CHF	39,880,000	USD	33,892,543	12/18/2007	(623,983)
CHF	3,853,000	USD	3,290,013	12/18/2007	(44,796)
SEK	10,486,000	USD	1,571,525	12/18/2007	(78,499)
Total unrealized depreciation					(1,328,074)
Currency Abbreviations
AUD Australian Dollar
ARS Argentine Peso
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
JPY Japanese Yen
MYR Malaysian Ringgit
SEK Swedish Krona
SGD Singapore Dollar
USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2007
Assets
Investments: Investments in securities, at value (cost $349,447,889) — including $25,006,397 of securities loaned	$ 351,455,013
Investment in DWS Floating Rate Plus Fund (cost $5,025,667)	5,087,423
Investment in Daily Assets Fund Institutional (cost $26,199,103)*	26,199,103
Investment in Cash Management QP Trust (cost $31,134,351)	31,134,351
Total investments, at value (cost $411,807,010)	413,875,890
Cash	32,635
Foreign currency, at value (cost $3,158,957)	3,253,061
Receivable for investments sold	796,736
Interest receivable	5,739,769
Receivable for Fund shares sold	517,012
Net receivable on closed forward foreign currency exchange contracts	123,171
Foreign taxes recoverable	235,136
Unrealized appreciation on forward foreign currency exchange contracts	4,731,035
Unrealized appreciation on credit default swap contracts	964
Unrealized appreciation on unfunded loan commitments	1,780
Other assets	19,288
Total assets	429,326,477
Liabilities
Payable for investments purchased	7,866,164
Payable upon return of securities loaned	26,199,103
Payable for Fund shares redeemed	210,406
Unrealized depreciation on forward foreign currency exchange contracts	1,328,074
Accrued management fee	178,706
Payable for daily variation margin on open futures contracts	137,390
Other accrued expenses and payables	387,281
Total liabilities	36,307,124
Net assets, at value	$ 393,019,353
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2007 (continued)
Net Assets Consist of
Undistributed net investment income	188,113
Net unrealized appreciation (depreciation) on: Investments	2,068,880
Credit default swaps	964
Unfunded loan commitments	1,780
Futures	1,257,541
Foreign currency	3,723,856
Accumulated net realized gain (loss)	(96,925,397)
Paid-in capital	482,703,616
Net assets, at value	$ 393,019,353
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($345,036,551 ÷ 73,372,832 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.70
Maximum offering price per share (100 ÷ 95.50 of $4.70)	$ 4.92

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($17,018,864 ÷ 3,617,016 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.71

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($28,047,850 ÷ 5,924,729 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.73
Class S Net Asset Value, offering and redemption price(a) per share ($2,916,088 ÷ 619,945 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.70
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2007
Investment Income
Income: Dividends	$ 858
Dividends from DWS Floating Rate Plus Fund	25,667
Interest (net of foreign taxes withheld of $1,118)	22,218,224
Interest — Cash Management QP Trust	1,577,359
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	85,386
Total Income	23,907,494
Expenses: Management fee	2,137,818
Services to shareholders	663,106
Custodian fee	44,470
Distribution and service fees	1,184,594
Professional fees	111,714
Trustees' fees and expenses	39,582
Reports to shareholders	87,007
Registration fees	59,693
Other	50,685
Total expenses before expense reductions	4,378,669
Expense reductions	(27,886)
Total expenses after expense reductions	4,350,783
Net investment income	19,556,711
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,964,355
Credit default swaps	74,959
Futures	547,888
Written options	6,811
Foreign currency	(2,655,095)
Payments by affiliates (See Note I)	13,820
952,738
Change in net unrealized appreciation (depreciation) on: Investments	(85,483)
Credit default swaps	(111,098)
Unfunded loan commitments	1,780
Futures	1,247,809
Foreign currency	3,973,167
5,026,175
Net gain (loss)	5,978,913
Net increase (decrease) in net assets resulting from operations	$ 25,535,624

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2007	2006
Operations: Net investment income	$ 19,556,711	$ 18,301,914
Net realized gain (loss)	952,738	2,114,913
Change in net unrealized appreciation (depreciation)	5,026,175	7,405,099
Net increase (decrease) in net assets resulting from operations	25,535,624	27,821,926
Distributions to shareholders from: Net investment income: Class A	(19,404,896)	(25,662,910)
Class B	(991,297)	(1,879,851)
Class C	(1,284,943)	(1,451,500)
Class S	(145,958)	(99,658)
Net realized gains: Class A	(1,414,866)	—
Class B	(98,942)	—
Class C	(101,090)	—
Class S	(7,878)	—
Fund share transactions: Proceeds from shares sold	88,409,315	47,193,078
Reinvestment of distributions	16,725,128	20,154,437
Cost of shares redeemed	(73,618,453)	(77,015,280)
Redemption fees	18,633	3,256
Net increase (decrease) in net assets from Fund share transactions	31,534,623	(9,664,509)
Increase (decrease) in net assets	33,620,377	(10,936,502)
Net assets at beginning of period	359,398,976	370,335,478
Net assets at end of period (including undistributed net investment income of $188,113 and $3,539,763, respectively)	$ 393,019,353	$ 359,398,976

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 4.68	$ 4.69	$ 4.76	$ 4.53	$ 4.08
Income (loss) from investment operations: Net investment income[a]	.25	.24	.26	.28	.27
Net realized and unrealized gain (loss)	.07	.13	(.05)	.25	.49
Total from investment operations	.32	.37	.21	.53	.76
Less distributions from: Net investment income	(.28)	(.38)	(.28)	(.30)	(.10)
Net realized gains	(.02)	—	—	—	—
Tax return of capital	—	—	—	—	(.21)
Total distributions	(.30)	(.38)	(.28)	(.30)	(.31)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 4.70	$ 4.68	$ 4.69	$ 4.76	$ 4.53
Total Return (%)[b]	7.01[c]	8.37[c]	4.48	12.01	19.05
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	345	314	320	334	329
Ratio of expenses before expense reductions (%)	1.08	1.14	1.16	1.05	1.12
Ratio of expenses after expense reductions (%)	1.07	1.13	1.16	1.05	1.12
Ratio of net investment income (%)	5.30	5.24	5.53	6.01	6.11
Portfolio turnover rate (%)	137	175	130	169	180
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 4.68	$ 4.69	$ 4.76	$ 4.52	$ 4.08
Income (loss) from investment operations: Net investment income[a]	.21	.20	.22	.24	.23
Net realized and unrealized gain (loss)	.08	.13	(.05)	.25	.48
Total from investment operations	.29	.33	.17	.49	.71
Less distributions from: Net investment income	(.24)	(.34)	(.24)	(.25)	(.08)
Net realized gains	(.02)	—	—	—	—
Tax return of capital	—	—	—	—	(.19)
Total distributions	(.26)	(.34)	(.24)	(.25)	(.27)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 4.71	$ 4.68	$ 4.69	$ 4.76	$ 4.52
Total Return (%)[b]	6.37[c]	7.45[c]	3.53[c]	11.03	18.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	22	29	46	71
Ratio of expenses before expense reductions (%)	1.86	2.16	2.22	1.94	1.94
Ratio of expenses after expense reductions (%)	1.85	1.94	2.04	1.94	1.94
Ratio of net investment income (%)	4.52	4.43	4.65	5.12	5.29
Portfolio turnover rate (%)	137	175	130	169	180
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 4.71	$ 4.72	$ 4.79	$ 4.56	$ 4.11
Income (loss) from investment operations: Net investment income[a]	.21	.20	.22	.24	.24
Net realized and unrealized gain (loss)	.07	.13	(.05)	.25	.49
Total from investment operations	.28	.33	.17	.49	.73
Less distributions from: Net investment income	(.24)	(.34)	(.24)	(.26)	(.09)
Net realized gains	(.02)	—	—	—	—
Tax return of capital	—	—	—	—	(.19)
Total distributions	(.26)	(.34)	(.24)	(.26)	(.28)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 4.73	$ 4.71	$ 4.72	$ 4.79	$ 4.56
Total Return (%)[b]	6.16[c]	7.41[c]	3.58	11.08	18.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	22	20	20	20
Ratio of expenses before expense reductions (%)	1.84	1.94	2.04	1.90	1.79
Ratio of expenses after expense reductions (%)	1.84	1.93	2.04	1.90	1.79
Ratio of net investment income (%)	4.53	4.44	4.65	5.16	5.44
Portfolio turnover rate (%)	137	175	130	169	180
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class S Years Ended October 31,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 4.68	$ 4.69	$ 4.88
Income (loss) from investment operations: Net investment income[b]	.26	.25	.20
Net realized and unrealized gain (loss)	.07	.13	(.17)
Total from investment operations	.33	.38	.03
Less distributions from: Net investment income	(.29)	(.39)	(.22)
Net realized gains	(.02)	—	—
Total distributions	(.31)	(.39)	(.22)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 4.70	$ 4.68	$ 4.69
Total Return (%)	7.25[c]	8.57[c]	.54**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	1
Ratio of expenses before expense reductions (%)	.92	.96	1.01*
Ratio of expenses after expense reductions (%)	.90	.95	1.01*
Ratio of net investment income (%)	5.47	5.42	5.76*
Portfolio turnover rate (%)	137	175	130
[a] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Strategic Income Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Senior Bank Debt. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, if any, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, if any, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments semi-annually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $93,950,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($25,665,000), October 31, 2009 ($20,682,000), October 31, 2010 ($38,904,000), October 31, 2011 ($2,469,000), October 31, 2012 ($1,247,000) and October 31, 2014 ($4,983,000), the respective expiration dates, whichever occurs first.

During the year ended October 31, 2007, the Fund utilized approximately $956,000 and lost, through expiration, approximately $15,323,000 of prior year capital loss carryforward.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss, premium amortization on debt securities, investments in futures, forward currency contracts and recognition of certain foreign currency gain (loss) as ordinary income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 2,870,071
Capital loss carryforwards	$ (93,950,000)
Net unrealized appreciation (depreciation) on investments	$ (303,351)

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended October 31,
	2007	2006
Distributions from ordinary income*	$ 23,449,870	$ 29,093,919
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. For the period from November 1, 2006 through March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended October 31, 2007, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $369,697,712 and $346,229,848, respectively. Purchases and sales of US Treasury securities aggregated $144,777,703 and $117,529,030, respectively.

For the year ended October 31, 2007, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	—	$ —
Options written	980,000	1,470
Options closed	(735,000)	(1,164)
Options expired	(245,000)	(306)
Outstanding, end of period	—	$ —

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.580%
Next $750 million of such net assets	.550%
Next $1.5 billion of such net assets	.530%
Next $2.5 billion of such net assets	.510%
Next $2.5 billion of such net assets	.480%
Next $2.5 billion of such net assets	.460%
Next $2.5 billion of such net assets	.440%
Over $12.5 billion of such net assets	.420%

The Fund did not impose a portion of its management fees by an amount equal to the amount of management fee borne by the Fund as a shareholder of the DWS Floating Rate Plus Fund ("DWS affiliated mutual fund").

Accordingly, for the year ended October 31, 2007, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $3,054 and the amount charged aggregated $2,134,764 which was equivalent to an annual effective rate of 0.57% of the Fund's average daily net assets.

For the period from November 1, 2006 through September 30, 2007, the Advisor had agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of Class B and C shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 1.93% and 1.89%, respectively.

Effective October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.12%
Class B	1.87%
Class C	1.87%
Class S	.87%

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Service Provider Fee	Total Aggregated	Waived	Unpaid at October 31, 2007
Class A	$ 447,133	$ —	$ 76,365
Class B	28,292	—	8,843
Class C	32,375	—	5,822
Class S	4,666	395	404
	$ 512,466	$ 395	$ 91,434

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2007
Class B	$ 146,502	$ 10,278
Class C	187,619	17,706
	$ 334,121	$ 27,984

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2007	Annual Effective Rate
Class A	$ 740,792	$ 68,784.23%
Class B	48,192	3,670.25%
Class C	61,489	6,031.25%
	$ 850,473	$ 78,485

Underwriting and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2007 aggregated $50,161.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2007, the CDSC for Class B and C shares aggregated $44,987 and $17,509, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2007, DWS-SDI received $552 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory, filing services to the Fund. For the year ended October 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $42,639, of which $12,446 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specific amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the year ended October 31, 2007, the Advisor agreed to reimburse the Fund $5,442, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2007, the Fund's custodian fees were reduced by $5,223 and $13,772, respectively, for the custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2007		Year Ended October 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	15,141,528	$ 70,645,230	7,423,407	$ 34,286,687
Class B	730,944	3,401,588	801,269	3,707,169
Class C	2,660,083	12,472,733	1,623,651	7,541,011
Class S	404,542	1,889,764	357,625	1,658,211
		$ 88,409,315		$ 47,193,078
Shares issued to shareholders in reinvestment of distributions
Class A	3,210,062	$ 14,954,294	3,884,270	$ 17,881,360
Class B	152,724	712,112	260,297	1,198,493
Class C	201,434	944,367	215,421	998,001
Class S	24,546	114,355	16,631	76,583
		$ 16,725,128		$ 20,154,437
Shares redeemed
Class A	(12,057,676)	$ (56,147,373)	(12,486,137)	$ (57,665,650)
Class B	(2,039,653)	(9,494,648)	(2,453,697)	(11,327,056)
Class C	(1,534,319)	(7,191,030)	(1,574,762)	(7,312,061)
Class S	(167,698)	(785,402)	(153,874)	(710,513)
		$ (73,618,453)		$ (77,015,280)
Redemption fees		$ 18,633		$ 3,256
Net increase (decrease)
Class A	6,293,914	$ 29,469,301	(1,178,460)	$ (5,495,524)
Class B	(1,155,985)	(5,380,914)	(1,392,131)	(6,421,356)
Class C	1,327,198	6,227,461	264,310	1,228,086
Class S	261,390	1,218,775	220,382	1,024,285
		$ 31,534,623		$ (9,664,509)

I. Payments made by Affiliates

During the year ended October 31, 2007, the Advisor fully reimbursed the Fund $13,820 for losses incurred on trades executed incorrectly. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of DWS Strategic Income Fund (the "Fund"), including the investment portfolio, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Strategic Income Fund at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 27, 2007

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates approximately $29,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") in September 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. The Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper and supplemented by the independent fee consultant. The information provided to the Board, which included the effect of an expense cap for Class B shares that expired on October 1, 2007, showed that the Fund's management fee rate was at the 25th percentile of the peer group, and that the Fund's total expense ratios (excluding any 12b-1 fees) were at the following percentiles of the peer universe: the 75th percentile for Class A shares, the 83rd percentile for Class B shares, the 75th percentile for Class C shares, and the 75th percentile for Class S shares. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the DWS Funds.

In light of the expense rankings, the Board recommended caps on total expenses through September 30, 2008 as follows: 1.116% for Class A shares, 1.866% for Class B shares, 1.866% for Class C shares and 0.866% for Class S shares. On the basis of the information provided, the Board concluded that management fees, coupled with the Advisor's commitment to cap expenses as recommended, were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although total expense ratios for each share class were above the median of the peer universe, such total expense ratios (after the recommended expense caps) were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. The Board noted, based on the information provided, that the Advisor operated the Fund at a loss.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included seven breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule, together with the expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DeAM products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2007. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted; (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2007, and Board Member, 2002-present	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	57
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	57
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	57
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	57
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2001); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	57
William McClayton (1944) Board Member, 2004-present	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly, Trustee, Ravinia Festival.	57
Shirley D. Peterson (1941) Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.
		57
Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds.	60
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[4] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management
Paul Antosca[5] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Executive title, not a board directorship.
4 Address: 345 Park Avenue, New York, New York 10154.
5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, anad C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	KSTAX	KSTBX	KSTCX	KSTSX
CUSIP Number	23337K 101	23337K 200	23337K 309	23337K 507
Fund Number	010	210	310	2391

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2007, DWS Strategic Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton, Mr. Donald Dunaway and Mr. Robert Hoffman. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS STRATEGIC INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended October 31	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$57,450	$0	$7,834	$0
2006	$54,443	$0	$7,424	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$250,000	$486,614	$0
2006	$80,000	$316,254	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$7,834	$486,614	$1,129,726	$1,624,174
2006	$7,424	$316,254	$891,699	$1,215,377

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2006 and 2007 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y recently advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic Income Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Strategic Income Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 28, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 28, 2007